Exhibit 10.1

INTEREST PURCHASE AGREEMENT

This INTEREST PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 31, 2020, by and among Concentra Group Holdings Parent, LLC, a Delaware limited liability company (the “Company”), Select Medical Corporation, a Delaware corporation (“Select”), Welsh, Carson, Anderson & Stowe XII, L.P., a Delaware limited partnership (“WCAS”), Dignity Health Holding Corporation, a Nevada corporation (“Dignity”), and the other signatories hereto (collectively with WCAS and Dignity, the “Sellers” and each, individually, a “Seller”).

WHEREAS, the Sellers, Select and the Company are parties to that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of February 1, 2018 (as amended by that First Amendment, dated June 28, 2018, the “LLC Agreement”);

WHEREAS, pursuant to (i) that certain Interest Purchase Agreement, dated as of January 1, 2020, by and among the Company, Select, WCAS, Dignity and the other signatories thereto (the “First Put Agreement”) and (ii) that certain Interest Purchase Agreement, dated as of February 1, 2020, by and among the Company, Select, WCAS, Dignity and the other signatories thereto (the “Mini Put Agreement”), Select acquired approximately 18.61% of the outstanding membership interests of the Company on a fully diluted basis;

WHEREAS, immediately prior to the effectiveness of this Agreement, certain Sellers (the “Option Sellers”) exercised vested options for Class B Interests and/or Class C Interests of the Company (the “Vested Options”) and received the Class B Interests and/or Class C Interests set forth on Schedule II attached to each Option Seller’s signature page. In connection with such exercise, each Option Seller is obligated to pay to the Company the applicable exercise price and applicable withholding taxes arising as a result of such exercise;

WHEREAS, pursuant to the Concentra Group Holdings Parent, LLC 2018 Equity Incentive Plan (as amended) (the “Equity Plan”) and each Option Seller’s respective Award(s) (as defined in the Equity Plan), each Option Seller, in connection with the exercise of their Vested Options, delivered a Notice of Option Exercise to the Company pursuant to which each Option Seller directed the Company to withhold a certain number of Class B Interests and/or Class C Interests (the “Withheld Interests”) that otherwise would be received by such Option Seller on exercise of the Vested Options as payment for the applicable exercise price and applicable withholding taxes arising as a result of such exercise. The number of Withheld Interests for each Option Seller is set forth on Schedule II attached to each such Option Seller’s signature page and the number of Purchased Interests for each such Option Seller set forth on Schedule I attached to each such Option Seller’s signature page is net of such Withheld Interests; and

WHEREAS, Select agrees to purchase from each Seller, and each Seller agrees to sell to Select, the number of Class A Interests, Class B Interests and Class C Interests (including any Class B Interests and Class C Interests arising from the exercise of the Vested Options and net of any Withheld Interests) (collectively, the “Interests”) of the Company as set forth on Schedule I attached to each Seller’s signature page (collectively, the “Purchased Interests”), such sale and purchase to be consummated in accordance with the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and of the mutual representations, covenants, and obligations hereinafter set forth below, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
PURCHASE AND SALE OF PURCHASED INTERESTS

1.1            Purchase, Sale and Delivery of Purchased Interests. The closing of the purchase and sale of the Purchased Interests contemplated herein (the “Closing”) shall take place remotely (including by facsimile or PDF) on the date hereof (the “Closing Date”) and shall be deemed effective as of 12:01 A.M. (ET) on such date. At the Closing, in accordance with the terms and subject to the conditions hereinafter set forth, each Seller shall sell, transfer and deliver to Select, and Select shall, subject to Section 1.3, purchase from each such Seller, all of such Seller’s rights, title and interest in and to the Purchased Interests set forth opposite such Seller’s name on Schedule I attached to such Seller’s signature page for the Purchase Price (as defined below) set forth opposite such Seller’s name on Schedule I attached to such Seller’s signature page. In connection with the delivery of the Purchased Interests to Select, each Seller shall deliver to Select a duly executed irrevocable membership interest transfer power reflecting the transfer of such Seller’s Purchased Interests to Select.

1.2            Purchase Price. The purchase price for the Purchased Interests shall be four dollars and twenty cents ($4.20) per Purchased Interest (the “Per Interest Price”).

1.3            Closing Payment. On December 31, 2020, Select shall remit, or cause to be remitted, to each Seller an amount equal to the product (the “Purchase Price”) of (a) the Per Interest Price and (b) the number of Purchased Interests set forth opposite such Seller’s name on Schedule I attached to such Seller’s signature page, in immediately available funds in accordance with wire instructions provided by such Seller to Select in writing. The Purchase Price payable to each Seller is set forth opposite such Seller’s name on Schedule I attached to such Seller’s signature page.

Article II
REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH SELLER

Each Seller hereby (solely as to itself, himself or herself and not jointly or with respect to any other Seller) represents and warrants to, and agrees with, Select and the Company as of the Closing Date as follows:

2.1            If such Seller is not a natural person, such Seller is duly formed, incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the power to carry on its business as it is now being conducted and to enter into this Agreement and consummate the transactions contemplated by this Agreement.

2.2            The execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby to which such Seller is a party are within the power and authority of such Seller and (a) if such Seller is an entity, have been duly authorized by all necessary action on the part of such Seller and (b) if such Seller is a natural person, such Seller is competent to execute and deliver this Agreement and to perform his or her obligations hereunder. The execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby to which such Seller is a party require no approval of, filing with, or other action by such Seller, by or in respect of, any governmental body, agency or official or any other person.

2.3            This Agreement has been (a) duly executed and delivered by such Seller and (b) assuming the due authorization, execution and delivery of this Agreement by Select and the Company, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity.

2.4            Neither the execution and the delivery of this Agreement by such Seller nor the consummation of the transactions contemplated hereby by such Seller will (a) violate in a material respect any statute, regulation, rule, judgment, order or other restriction of any government, governmental agency or court to which such Seller is subject; (b) result in a material breach of, or constitute a default under, any agreement, contract, lease, license or instrument to which such Seller is a party or by which such Seller is bound; or (c) if such Seller is not a natural person, conflict with or result in any breach of any provision of the organizational or governing documents of such Seller.

2.5            Such Seller (a) is the sole record and beneficial owner of the Purchased Interests set forth opposite its name on Schedule I attached to such Seller’s signature page, (b) has good and marketable title to such Purchased Interests and (c) has the full legal right, power and authority to sell, transfer and deliver such Purchased Interests in accordance with the terms of this Agreement. The delivery by such Seller to Select of such Purchased Interests pursuant to the terms of this Agreement will transfer to Select good, valid and legal title to such Purchased Interests, free and clear of any and all liens, claims, pledges, charges, security interests or encumbrances. Other than the LLC Agreement, none of such Purchased Interests are subject to any shareholders agreement, voting agreement, voting trust, proxy or any other contractual obligation relating to the transferability or the voting of such Purchased Interests.

2.6            No investment bank, financial advisor, broker or finder has acted for such Seller in connection with this Agreement or the transactions contemplated hereby, and no investment bank, financial advisor, broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of such Seller.

2.7            Such Seller has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its sale of the Purchased Interests and the other transactions contemplated hereby, and is entering into such transactions with a full understanding of all of the terms, conditions and risks thereof and knowingly and willingly assumes such terms, conditions and risks. Such Seller acknowledges and agrees that it has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Company and its business and operations, and has had, and has, full access to such information about the Company and its business and operations as such Seller requires. SUCH SELLER UNDERSTANDS THAT SELECT MAY POSSESS MATERIAL, NON-PUBLIC INFORMATION RELATING TO THE COMPANY AND THE INTERESTS. SUCH SELLER REPRESENTS, WARRANTS AND AGREES THAT IT HAS NOT REQUESTED FROM SELECT OR THE COMPANY (OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES) AND HAS NOT RECEIVED FROM SELECT OR THE COMPANY (OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES) ANY INFORMATION ABOUT THE COMPANY OR ITS BUSINESS AND OPERATIONS OR THE INTERESTS AND UNDERSTANDS AND APPRECIATES THE SIGNIFICANCE OF THERE BEING UNDISCLOSED INFORMATION, POSSIBLY INCLUDING MATERIAL INFORMATION, WITH RESPECT THERETO. SUCH SELLER REPRESENTS, WARRANTS AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELECT AS EXPRESSLY SET FORTH IN ARTICLE III HEREOF, NONE OF THE COMPANY, SELECT (OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES) MAKES OR HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, TO SUCH SELLER OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER (ORAL OR WRITTEN, EXPRESS OR IMPLIED) RELATING TO SELECT, THE COMPANY OR THEIR RESPECTIVE BUSINESS OR OPERATIONS OR THE INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, AND NO PERSON HAS BEEN AUTHORIZED BY THE COMPANY OR SELECT TO MAKE ANY REPRESENTATION OR WARRANTY RELATING TO SELECT, THE COMPANY OR THEIR RESPECTIVE BUSINESS OR OPERATIONS OR THE INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, AND REPRESENTS, WARRANTS AND AGREES THAT IN DETERMINING TO ENTER INTO AND PERFORM THIS AGREEMENT, SUCH SELLER HAS NOT RELIED UPON ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT (ORAL OR WRITTEN, EXPRESS OR IMPLIED), RELATING TO SELECT, THE COMPANY OR THEIR RESPECTIVE BUSINESS OR OPERATIONS OR THE INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THE RESPECTIVE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF SELECT EXPRESSLY SET FORTH HEREIN.

Article III
REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELECT

Select, hereby represents and warrants to, and agrees with, each Seller as of the Closing Date as follows:

3.1            Select is a corporation, duly formed and validly existing under the laws of Delaware, and has the power to carry on its business as it is now being conducted and to enter into this Agreement and consummate the transactions contemplated by this Agreement.

3.2            The execution, delivery and performance by Select of this Agreement and the consummation of the transactions contemplated hereby are within the power and authority of Select and have been duly authorized by all necessary action on the part of Select, acting by the Board of Directors of Select or by a committee of the Board of Directors of Select established for the purpose of reviewing the transactions contemplated by this Agreement, in each case excluding any members that are affiliated with any of the Sellers. The execution, delivery and performance by Select of this Agreement and the consummation of the transactions contemplated hereby require no approval of, filing with, or other action by Select, by or in respect of, any governmental body, agency or official or any other person, other than any filings by Select or its affiliates required to be made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.3            This Agreement has been (a) duly executed and delivered by Select and (b) assuming the due authorization, execution and delivery of this Agreement by each of the Sellers and the Company, constitutes a legal, valid, and binding obligation of Select, enforceable against Select in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity.

3.4            Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate in a material respect any statute, regulation, rule, judgment, order or other restriction of any government, governmental agency or court to which Select is subject; (b) result in a material breach of, or constitute a default under, any agreement, contract, lease, license or instrument to which Select is a party or by which Select is bound; or (c) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of Select.

3.5            No investment bank, financial advisor, broker or finder has acted for Select in connection with this Agreement or the transactions contemplated hereby, and no investment bank, financial advisor, broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of Select.

3.6            Select is acquiring the Purchased Interests for its own account for investment only and shall not resell, transfer or otherwise dispose of, directly or indirectly, the Purchased Interests in violation of the Securities Act of 1933 (as amended) and applicable state laws.

3.7            Select has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its purchase of the Purchased Interests hereunder and the other transactions contemplated hereby, and is entering into such transactions with a full understanding of all of the terms, conditions and risks thereof and knowingly and willingly assumes such terms, conditions and risks. Select acknowledges and agrees that it has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Company and its business and operations, and has had, and has, full access to such information about the Company and its business and operations as Select requires. SELECT REPRESENTS, WARRANTS AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF EACH SELLER AS EXPRESSLY SET FORTH IN Article II HEREOF, NONE OF THE SELLERS (OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES) MAKES OR HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, TO SELECT, THE COMPANY OR ANY OF THEIR AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER (ORAL OR WRITTEN, EXPRESS OR IMPLIED) RELATING TO THE PURCHASED INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, AND NO PERSON HAS BEEN AUTHORIZED BY SUCH SELLER TO MAKE ANY REPRESENTATION OR WARRANTY RELATING TO THE PURCHASED INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, AND REPRESENTS, WARRANTS AND AGREES THAT IN DETERMINING TO ENTER INTO AND PERFORM THIS AGREEMENT, SELECT HAS NOT RELIED UPON ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT (ORAL OR WRITTEN, EXPRESS OR IMPLIED), RELATING TO THE PURCHASED INTERESTS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE PURCHASED INTERESTS AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THE RESPECTIVE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF EACH SELLER EXPRESSLY SET FORTH HEREIN.

Article IV
MISCELLANEOUS

4.1            Survival of Representations, Warranties and Agreements. The covenants, representations and warranties of each party contained herein shall survive the Closing. The representations and warranties of a party (the “Representing Party”) shall not be affected or deemed waived by reason of any investigation made (or not made) by or on behalf of the party benefiting from such representation or warranty (the “Benefiting Party”), including any investigations made (or not made) by any of the Benefiting Party’s advisors, agents, consultants or representatives, or by reason of the fact that the Benefiting Party or any of such advisors, agents, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate or untrue.

4.2            Indemnification. Each party agrees to indemnify, defend and hold harmless the other party or parties, as the case may be, its or their respective managers, partners, directors, officers, members, equityholders, employees, attorneys, accountants, agents and representatives, and its or their respective heirs, successors and permitted assigns (collectively, the “Indemnified Parties”) from and against all liabilities, losses and damages, together with all reasonable and documented out-of-pocket costs and expenses related thereto (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses), based upon, arising out of, resulting from or otherwise in connection with (a) any material inaccuracy or breach of any representation or warranty of such party herein, or (b) any material breach of any covenant or agreement of such party herein.

4.3            Interpretation and Waiver. Each of the parties hereto acknowledges and agrees that the transactions contemplated by this Agreement (the “Transactions”) are intended to be in lieu of, and will for all purposes hereafter be, deemed to constitute, an exercise of the WCAS Put Exercise, Dignity Put Exercise and applicable Additional Put Exercise (collectively, the “Second Put Exercise”) with respect to the Put Valuation Request Period for the fiscal year beginning on January 1, 2021 (the “Second Put Period”). Each Seller hereby waives any rights to assert a separate put exercise for the Second Put Period. Further, in connection with the Transactions, each Seller hereby (i) waives any rights granted to it under Sections 9.3(a), 9.3(e) and 9.3(f) of the LLC Agreement with respect to the Interests included in the Second Put Exercise and the Second Put Period (including, without limitation, the right to engage an investment bank to determine the Company Enterprise Value or Put Price Per Interest) and (ii) acknowledges and agrees that the Transactions shall be deemed to satisfy Select’s obligations and liabilities set forth under Sections 9.3(a), 9.3(e) and 9.3(f) of the LLC Agreement in all respects, in each case solely with respect to the Interests included in the Second Put Exercise and the Second Put Period. Except for the express waivers set forth herein, all other provisions of the LLC Agreement, including all of Sellers’ rights in relation to a WCAS Put Exercise, Dignity Put Exercise or applicable Additional Put Exercise, as applicable, for Put Valuation Request Periods other than the Second Put Period, shall remain unaffected and in full force and effect, and the express waivers set forth herein shall not constitute or be construed as waivers of, or a commitment on the part of any of the Sellers to waive, any other rights of the Sellers under the LLC Agreement; provided that, as set forth in the Mini Put Agreement, with respect to the WCAS Put Exercise, Dignity Put Exercise and applicable Additional Put Exercise during the Put Valuation Request Period for the fiscal year beginning on January 1, 2022 (the “Third Put Period”), the term “Applicable Percentage” shall mean “the quotient obtained by dividing (i) the number of Company Interests that WCAS elects to sell to SEM in connection with such Put Exercise by (ii) the lesser of WCAS’ Put Cap and the amount of Interests then held by WCAS during the Third Put Period.”

4.4            Notices. All notices and other communications by Select or the Sellers hereunder shall be in writing to the other party or parties, as the case may be, and shall be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by facsimile (subject to electronic confirmation of such facsimile transmission) or electronic mail. Any such notice or communication shall be deemed to have been duly given (i) when delivered, if personally delivered, (ii) the first Business Day after it is deposited with a nationally recognized overnight courier service, if sent by nationally recognized overnight courier service during a Business Day (and otherwise two Business Days after it is so deposited), (iii) the day of sending, if sent by facsimile or electronic mail prior to 5:00 p.m. (New York City time) on any Business Day or the next succeeding Business Day if sent by facsimile or electronic mail after 5:00 p.m. (New York City time) on any Business Day or on any day other than a Business Day or (iv) five Business Days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address, electronic mail address or facsimile number, or to such other address or addresses, electronic mail address or addresses or facsimile number or numbers as such party may subsequently designate to the other parties hereto by notice given hereunder:

if to Select:

Select Medical Corporation
4714 Gettysburg Road
P.O. Box 2034
Mechanicsburg, PA 17055
Attention: Michael E. Tarvin
E-Mail: MTarvin@selectmedical.com
Facsimile: (717) 412-9142

with a copy (which shall not constitute notice) to:

Dechert LLP
2929 Arch Street
Philadelphia, PA 19104
Attention: Stephen M. Leitzell
E-Mail: stephen.leitzell@dechert.com
Facsimile: (215) 994-2222

if to any Seller, to the Seller’s address, facsimile number or electronic mail address set forth opposite such Seller’s name on Schedule I attached to each Seller’s signature page.

4.5           Seller Notification. Select or the Company shall promptly (and in any event prior to Closing) notify each of the Sellers in case (i) any of the Option Sellers indicates to Select or the Company that such Option Seller intends to not exercise its, his or her Vested Options (or any part thereof) or (ii) any of the Sellers indicates to Select or the Company that such Seller intends to not sell the Purchased Interests held by such Seller pursuant to this Agreement.

4.6           No Assignment; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned, delegated or otherwise transferred by any of the parties hereto without the prior written consent of the other party or parties, as the case may be, and any purported assignment, delegation or transfer without such consent shall be null and void. Subject to the preceding sentence, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or the respective successors and permitted assigns, heirs, executors and administrators of the parties hereto or the Indemnified Parties (solely with respect to their rights to indemnification pursuant to Section 4.2) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement, and except as thus expressly provided no person other than the parties hereto or the respective successors and permitted assigns, heirs, executors and administrators of the parties hereto or the Indemnified Parties (solely with respect to their rights to indemnification pursuant to Section 4.2) shall have any standing as a third-party beneficiary with respect to this Agreement or the transactions contemplated hereby.

4.7            Severability. If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other competent authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that the economic or legal substance of the transactions contemplated hereby not thereby be affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall (subject to the proviso in the preceding sentence) negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

4.8            Cooperation; Further Assurances. From and after the Closing Date, upon the request of Select, on the one hand, or any Seller, on the other hand, such other party, as applicable, shall execute and deliver such instruments, documents or other writings as may be reasonably necessary to confirm and carry out, and to effectuate fully the intent and purposes of, this Agreement.

4.9            Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. For the avoidance of doubt, this Agreement, the First Put Agreement and the Mini Put Agreement shall be deemed separate and distinct and this Agreement shall not supersede or otherwise affect the First Put Agreement or the Mini Put Agreement.

4.10          Amendments and Waivers. This Agreement may be amended, modified, superseded or canceled, and any of the terms, representations, warranties or covenants hereof may be waived, only by written instrument executed by each of the parties hereto or, in the case of a waiver, by the party waiving compliance.

4.11          Counterparts, Execution, Headings. This Agreement may be executed and delivered (including by facsimile transmission or by electronic mail with a PDF scanned attachment) in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. The article and section headings contained in this Agreement are solely for the purpose of reference, and are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

4.12          Construction. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the LLC Agreement. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “ Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the term “including” means “including without limitation”; (vi) the term “foreign” is used with respect to the United States; and (vii) “dollars” and “$” refer to United States Dollars. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

4.13          Governing Law. This Agreement, and any claims arising out of or relating to this Agreement, the subject matter hereof or the transactions contemplated hereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise), shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to, or otherwise giving effect to, any law, body of law or other rule that would cause or otherwise require the application of the laws of any other jurisdiction.

4.14          Venue; Jurisdiction. Any action or proceeding against either Select or any Seller arising out of or relating to this Agreement, the subject matter hereof or the transactions contemplated hereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise), shall be brought exclusively in the Delaware Court of Chancery (or, if but only if, the Delaware Court of Chancery declines to accept jurisdiction, the Superior Court of the State of Delaware), and Select, the Company and each of the Sellers irrevocably submit to the exclusive jurisdiction and venue of such courts in respect of any such action or proceeding, agree that such courts are convenient forums for such purpose, agree not to transfer or remove any such action or proceeding to any other court, and agree that service of process in any such action or proceeding may be effected in any manner (other than via telecopy, electronic mail or facsimile transmission) by which notices may be delivered pursuant to, and at the address specified in, Section 4.4 hereof, in addition to any other method of service permitted by applicable law. Any actions or proceedings to enforce an order or judgment issued by such courts may be brought in any jurisdiction. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

4.15          Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, SELECT, THE COMPANY AND EACH SELLER HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER AT LAW OR IN EQUITY, WHETHER SOUNDING IN CONTRACT, TORT, STATUTE OR OTHERWISE). SELECT, THE COMPANY AND EACH SELLER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY OR PARTIES, AS THE CASE MAY BE, THAT THIS SECTION 4.15 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH IT IS RELYING, AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. SELECT, THE COMPANY OR ANY SELLER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

4.16          No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in transactions of this type. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

4.17          Publicity. No party hereto shall, directly or indirectly issue any press release or make any public statement regarding this Agreement or the Transactions without the prior written consent of the other parties hereto and this Agreement and the Transaction shall be deemed Confidential Information and subject to the confidentiality obligations set forth in the LLC Agreement; provided, however, that either party hereto may, without the prior consent of the other parties, issue a press release or make a public statement regarding this Agreement or the Transactions as may be required by applicable law.

4.18          Expenses. Each of the Sellers and Select shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the Transactions. The Company shall be responsible for all out-of-pocket fees and expenses incurred by the Company relating to the Transactions or the preparation of this Agreement.

4.19          Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties hereto shall be entitled (without necessity of posting bond or other security) to injunctive relief to prevent breaches of, and to specific performance of, the provisions hereof, in addition to any other remedy at law or in equity. The rights and remedies of the parties hereto shall be cumulative (and not alternative).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

SELECT:

SELECT MEDICAL CORPORATION

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President, General
Counsel and Secretary

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

THE COMPANY:

CONCENTRA GROUP HOLDINGS
PARENT, LLC

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President and
Secretary

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

SELLERS:

DIGNITY HEALTH HOLDING
CORPORATION

By:	/s/ Daniel Morissette
Name: Daniel Morissette
Title: SEVP & CFO

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

WELSH, CARSON, ANDERSON & STOWE
XII, L.P.

By:	WCAS XII ASSOCIATES LLC
its general partner

	By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Managing Member

WELSH, CARSON, ANDERSON & STOWE
XII DELAWARE, L.P.

By:	WCAS XII ASSOCIATES CAYMAN L.P.
its general partner

	By:	WCAS XII ASSOCIATES LLC,
ITS GENERAL PARTNER

		By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Managing Member

WELSH, CARSON, ANDERSON & STOWE
XII DELAWARE II, L.P.

By:	WCAS XII ASSOCIATES LLC
its general partner

	By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Managing Member

[Signature Page to Interest Purchase Agreement]

WELSH, CARSON, ANDERSON & STOWE
XII CAYMAN, L.P.

By:	WCAS XII ASSOCIATES CAYMAN L.P.
its general partner

	By:	WCAS XII ASSOCIATES LLC
its general partner

		By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Managing Member

WCAS XII CO-INVESTORS LLC

By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Managing Member

WCAS MANAGEMENT CORPORATION

By:	/s/ Jonathan Rather
Name: Jonathan Rather
Title: Treasurer

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

CRESSEY & COMPANY FUND IV LP

By:	CRESSEY & COMPANY GP LP
its general partner

	By:	CRESSEY & COMPANY LLC
its general partner

		By:	/s/ Bryan Cressey
Name: Bryan Cressey
Title: Partner

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

DAEG HOLDINGS, LLC

By:	/s/ James M. Greenwood
Name: James M. Greenwood

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

JKC TR HOLDINGS, LLC

By:	/s/ John K. Carlyle
	Name:	John K. Carlyle
	Title:	Manager

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

DTLT PRIVATE HOLDINGS, LLC

By:	/s/ Daniel J. Thomas
Name: Daniel J. Thomas

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ John A. deLorimier
	Name:	John A. deLorimier

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Matthew T. DiCanio
	Name:	Matthew T. DiCanio

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Giovanni Gallara
	Name:	Giovanni Gallara

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Gregory M. Gilbert
	Name:	Gregory M. Gilbert

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Michael A. Kosuth
	Name:	Michael A. Kosuth

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Douglas R. McAndrew
	Name:	Douglas R. McAndrew

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

WKN TR HOLDINGS, LLC

By:	/s/ W. Keith Newton
Name: W. Keith Newton
Title: President and Chief Executive Officer

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ James J. Talalai
	Name:	James J. Talalai

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ John R. Anderson, D.O.
	Name:	John R. Anderson, D.O.

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Jonathan P. Conser
	Name:	Jonathan P. Conser

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Danielle Kendall
	Name:	Danielle Kendall

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Su Zan Nelson
	Name:	Su Zan Nelson

[Signature Page to Interest Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof:

By:	/s/ Donnie E. Venhaus
	Name:	Donnie E. Venhaus

[Signature Page to Interest Purchase Agreement]